Exhibit 10.1

CONSENT TO ASSIGNMENT AND ASSUMPTION OF
MARKETING AGREEMENT
The undersigned and Commodity Specialists Company, a Delaware corporation (“CSC”), are parties to that certain Distillers Grain Marketing Agreement dated as of December 1, 2004 (the “Marketing Agreement”).
On August 7, 2007, CSC and CHS Inc., a Minnesota cooperative corporation (“CHS”), entered into an Assignment and Assumption Agreement (the “Assignment and Assumption Agreement”), under which CSC assigned to CHS all of its right, title and interest in and to the Marketing Agreement, subject to receiving consent to such assignment from the undersigned.
For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged:
1. The undersigned hereby consents and agrees to:
(a) the assignment by CSC to CHS of all of CSC’s right, title and interest in and to the Marketing Agreement, as described in the Assignment and Assumption Agreement;
(b) the assumption by CHS of the duties, obligations and liabilities of CSC under the Marketing Agreement which arise on or after the date hereof, subject to the terms and conditions set forth in the Assignment and Assumption Agreement; and
(c) deliver all notices required to be delivered to CHS under the Marketing Agreement on or following the date hereof, to the following address:
CHS Inc.
P.O. Box 64089
St. Paul, Minnesota 55164-0089
Attn: Dave Christofore
Facsimile:651-355-6857
2. In conjunction with this consent, the undersigned hereby acknowledges:
(a) the Marketing Agreement is in full force and effect and has not been modified or amended, except as stated herein; and amended, as to allowance of movement by rail as available at no commision on TGW, as replacement of truck sales by GFE. CF 5/22/07 TLO 8/22/07
(b) each party to the Marketing Agreement has performed all obligations required under it as of the date hereof and there is no default under the Marketing Agreement or facts or circumstances which with the passing of time or giving of notice would constitute a default thereunder.

Date:	8/23/07	Granite Falls Energy

		By:	Tracey L. Olson

		Its:	CEO/General Manager